UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 19, 2011

Ameris Bancorp

(Exact Name of Registrant as Specified in Charter)

Georgia	001-13901	58-1456434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 First Street, S.E., Moultrie, Georgia		31768
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (229) 890-1111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 19, 2011, Ameris Bancorp (the “Company”) issued a press release announcing the appointment as of that date of Stephen A. Melton as Executive Vice President and Chief Risk Officer of the Company and Ameris Bank, the wholly-owned banking subsidiary of the Company.

A copy of the press release regarding Mr. Melton’s appointment is attached as Exhibit 99.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated October 19, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIS BANCORP

By:	/s/ Edwin W. Hortman, Jr.
Edwin W. Hortman, Jr.
President and Chief Executive Officer

Dated: October 19, 2011

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press release dated October 19, 2011.